Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Vanleo Y.W. Fung, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the annual report on Form 10-K of Swav Enterprises Ltd. for the period ended March 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Swav Enterprises Ltd..

Date: July 14, 2009

/s/ Vanleo Y.W. Fung
Vanleo Y.W. Fung
Chief Financial Officer
(Principal Financial Officer, Principal
Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Swav Enterprises Ltd. and will be retained by Swav Enterprises Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.